UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 11, 2010

WASHINGTON TRUST BANCORP, INC.
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(Exact Name of Registrant as Specified in Charter)

Rhode Island	001-32991	05-0404671
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Broad Street, Westerly, Rhode Island 02891
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 348-1200

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 11, 2010, John C. Warren, a director of Washington Trust Bancorp, Inc., established a stock-trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  Rule 10b5-1 plans permit directors or officers who are not in possession of material, non-public information to establish pre-arranged plans to buy or sell company stock.  Mr. Warren’s plan provides for the sale of up to 19,992 shares of common stock and expires on December 31, 2010.

Under the terms of the plan, the shares will be sold on the open market at prevailing market prices, subject to minimum price thresholds.  The plan was adopted during an authorized trading period at a time when Mr. Warren was not in possession of material, non-public information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date: June 15, 2010	By:	/s/ David V. Devault
David V. Devault
Executive Vice President, Chief Financial Officer and Secretary